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EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

EPIMMUNE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5820 Nancy Ridge Drive San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 860-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 28, 2004, Epimmune Inc. issued a press release announcing plans for a Phase 2 study of its EP-2101 vaccine in patients with late stage non-small cell lung (“NCSL”) cancer, based on evidence of relevant biological responses in early clinical trials in both NCSL and colorectal cancer.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of Epimmune Inc. dated September 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIMMUNE INC.

Date: September 28, 2004	By:	/s/ Robert De Vaere

Robert De Vaere
Vice President, Finance and Administration, Chief Financial Officer and Secretary
(Principal Accounting Officer and Officer duly authorized to sign this report on behalf of the Registrant)

INDEX TO EXHIBITS

99.1	Press Release of Epimmune Inc. dated September 28, 2004.